                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                                                    Exhibit 99.1

Case Name:      ACT Manufacturing, Inc, ACT Manufacturing US Holdings, LLC,
                CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Case Number:    01-47641, 01-47642, 01-47643, 01-47644

                CHAPTER 11 MONTHLY CONSOLIDATED OPERATING REPORT
                         FOR MONTH ENDING June 30, 2002

Comes now ACT Manufacturing, Inc, ACT Manufacturing US Holdings, LLC, CMC Industries, Inc. and ACT Manufacturing Securities Corp. Debtor-In-Possession, and hereby submits its Monthly Consolidated Operating Report for the period commencing June 1, 2002 and ending June 30, 2002 as shown by the report and exhibits consisting of 12 pages and containing the following as indicated:

Page 2 - 6        Monthly Reporting Questionnaire (Attachment 1)

Page 7 - 8        Comparative Balance Sheets (Forms OPR-1 & OPR-2)

Page 9            Summary of Accounts Receivable (form OPR-3)

Page 10 - 12      Schedule of Post-petition Liabilities (Form OPR-4)

Page 13           Income Statement (Form OPR-5)

Page 14           Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:  August 19, 2002                           DEBTOR (S) - IN-POSSESSION

                               By:               /s/ John F. Young
                                                 -------------------------------
                                                            (Signature)


                               Name & Title:     John F. Young
                                                 President

                               Address:          2 Cabot Road
                                                 Hudson, Massachusetts 01749

                               Telephone No.:    978-567-4139

                                                                    Attachment 1

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:        ACT Manufacturing, Inc, ACT Manufacturing US Holdings, LLC,
                  CMC Industries, Inc. and ACT Manufacturing Securities Corp.

Case Number:      01-47641, 01-47642, 01-47643, 01-47644

MONTH OF:         June 1, 2002 - June 30, 2002

1. Payroll: State the amount of all executive wages paid and taxes ------- withheld and paid.

                                                                                 Taxes Withheld
         Name and Title of Executive            Gross Wages       Net Wages        Due & Paid
         ---------------------------            ------------      ------------     -----------
         Pino, John A.     CEO                  $  26,923.08      $  17,168.36     $  8,268.72
         Young, John       VP of HR                11,538.48          6,545.73        3,381.13
         Gorgone, Chris    Treasurer               15,384.64          9,781.68        4,558.44
         Driscoll, Joe     CFO                     15,384.56         10,064.72        4,209.88
         Scioli, Blaise    EVP-Cable Division      18,461.56         12,273.01        6,001.67
         Barnier, Gary     SVP of Ops - NA         13,846.16          8,505.74        4,223.50
                                                ------------      ------------     -----------
         TOTAL PAYROLL                          $ 101,538.48      $  64,339.24     $ 30,643.34


2.       Insurance:  Is workers' compensation and other insurance in effect? Yes
         ---------                                                           ---
                     Are payments current?  Yes
                                            ---
                     Changes in the month are indicated below.

-----------------------------------------------------------------------------------------------------------------------------------
      COVERAGE              COMPANY                POLICY #                   AMOUNT                 TERM            PREMIUM
-----------------------------------------------------------------------------------------------------------------------------------
        D&O                 Genesis               YXB000666F                10,000,000          3/29/02-3/29/03            165,000
                                                                                                                      Run Off Tail
-----------------------------------------------------------------------------------------------------------------------------------
        D&O             Executive Risk             81680830                  5,000,000          3/29/02-3/29/03             52,500
                                                                                                                      Run Off Tail
-----------------------------------------------------------------------------------------------------------------------------------
        D&O                 Kemper              3DY00207900                 10,000,000          3/29/02-3/29/03             60,000
                                                                                                                      Run Off Tail
-----------------------------------------------------------------------------------------------------------------------------------
        D&O                   TIG               XD038844963                  5,000,000          3/29/02-3/29/03             26,250
                                                                                                                        + 1050 Tax
                                                                                                                      Run Off Tail
-----------------------------------------------------------------------------------------------------------------------------------
        D&O                  Royal                RHS608921                  5,000,000          3/29/02-3/29/03             33,750
                                                                                                                      Run Off Tail
-----------------------------------------------------------------------------------------------------------------------------------
        D&O              Old Republic              CUG25992                  5,000,000          3/29/02-3/29/03             45,000
                                                                                                                      Run Off Tail
-----------------------------------------------------------------------------------------------------------------------------------
        D&O             Greenwich Ins.          EUL83179-02                 20,000,000          3/29/02-3/29/03            625,000
                                                                                                                               New
-----------------------------------------------------------------------------------------------------------------------------------
   Workers Comp.            Kemper             2BH072932-01                500/500/500          6/19/01-6/19/02            669,300
                                                                                                                          Replaced
-----------------------------------------------------------------------------------------------------------------------------------
       Crime                Kemper              3F023571-00                  1,000,000          6/19/01-6/19/02             25,347
                                                                          Emp. Dishonesty                                   Lapsed
-----------------------------------------------------------------------------------------------------------------------------------

                                                                             1,000,000                                      Lapsed
                                                                              Forgery
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             1,000,000                                      Lapsed
                                                                               Theft
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
     COVERAGE              COMPANY                POLICY #                    AMOUNT                 TERM               PREMIUM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             1,000,000                                      Lapsed
                                                                          Computer Fraud
-----------------------------------------------------------------------------------------------------------------------------------
      Package               Kemper               TKP82126700             Specific Coverage      6/19/02-6/26/02             26,010
                                                                            Bldgs.& PP                                    Replaced
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            75,000,000
                                                                                BII
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            10,000,000
                                                                               Flood
-----------------------------------------------------------------------------------------------------------------------------------
      MA Auto.              Safety                 3139137                   1,000,000          6/19/02-6/19/03             30,755
-----------------------------------------------------------------------------------------------------------------------------------
Out of State Autos.           CNA                C1077913264                 1,000,000          6/19/02-9/19/02             15,716
-----------------------------------------------------------------------------------------------------------------------------------
      Transit               Kemper                30T673698                  1,000,000          6/19/02-6/25/02             17,000
                                                                          Each Conveyance                                 Replaced
-----------------------------------------------------------------------------------------------------------------------------------
      Umbrella              Kemper               9SX068105-01               10,000,000          6/19/02-6/25/02             40,000
                                                                                                                          Replaced
-----------------------------------------------------------------------------------------------------------------------------------
      Foreign               Kemper               QD602388-00                 1,000,000          6/19/01-6/25/02              Incl.
   International                                                                                                            Lapsed
Employees Liability
-----------------------------------------------------------------------------------------------------------------------------------
        DIC             Lloyds Primary            ND064400A                  2,500,000          2/4/01-2/4//02             150,000
                                                                                                                            Lapsed
-----------------------------------------------------------------------------------------------------------------------------------
        DIC           Lloyds - 1/st/ Excess       ND064410A                  7,500,000          2/4/01-2/4/02               68,000
                                                                                                                            Lapsed
-----------------------------------------------------------------------------------------------------------------------------------
        DIC           Lloyds - 2/nd/ Excess       NN064420A                 15,000,000          2/4/01-2/4/02            11,320.80
                                                                                                                            Lapsed
-----------------------------------------------------------------------------------------------------------------------------------
        DIC           Lloyds - 3/rd/ Excess       NN064430A                 36,169,922          2/4/01-2/4/02              12.,500
                                                                                                                            Lapsed
-----------------------------------------------------------------------------------------------------------------------------------
Fiduciary Liability          Chubb                 81480684                  2,000,000          3/12/02-3/12/03              2,100
                                                                                                                           Renewed
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
        EPL                  Chubb                81480684C                  5,000,000          3/12/02-3/12/03             60,000
                                                                                                                           Renewed
-----------------------------------------------------------------------------------------------------------------------------------
     401K Plan              Kemper               3F895996-06                  500,000           2/14/02-                       408
                                                                                                2/14/03                    Renewed
-----------------------------------------------------------------------------------------------------------------------------------
  Kidnap & Ransom            Chubb                 81515304                  2,000,000          9/4/01-                      2,200
                                                                                                9/4/02                     Renewed
-----------------------------------------------------------------------------------------------------------------------------------
 Worker's Comp - MS     Liberty Mutual         WC535S333386-012             500/500/500         6/19/02                     27,963
                         Insurance Co.                                                          -6/19/03
-----------------------------------------------------------------------------------------------------------------------------------
 Worker's Comp. MA    Continental              6559UB893X138-4              500/500/500         6/19/02                     14,883
                      Casualty Co.                                                              -6/19/03
-----------------------------------------------------------------------------------------------------------------------------------
 Worker's Comp - GA        American            38A2AR0002695-00             500/500/500         6/19/02                     14,664
                          Alternative                                                           -6/19/03
-----------------------------------------------------------------------------------------------------------------------------------
Worker's Comp. - CA       State Fund                 TBD                    500/500/500         6/19/02                     76,151
                                                                                                -6/19/03
-----------------------------------------------------------------------------------------------------------------------------------
      Property          U.S. Fire Ins.               TBD                1/st/ - 10,000,000      6/26/02 -                  430,000
                                                     TBD                Nex t - 10,000,000      9/26/02
                                                                                                -------
                         Hartford Ins.               TBD              37,000,000 in excess of   6/26/02 -
                                                                            20,000,000          9/26/02
-----------------------------------------------------------------------------------------------------------------------------------
      Transit            Hartford Ins.               TBD                     1,000,000          6/26/02-                   $50,000
                                                                                                9/26/02
-----------------------------------------------------------------------------------------------------------------------------------
 General Liability         MT Hawley                 TBD                     1,000,000          6/26/02 -                  105,000
                                                                                                9/26/02
-----------------------------------------------------------------------------------------------------------------------------------
      Umbrella           ACE Insurance               TBD                    10,000,000          6/26/02 -                   40,000
                                                                                                9/26/02
-----------------------------------------------------------------------------------------------------------------------------------

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        DETAILED LISTING OF DISBURSEMENTS

Case Name:        ACT Manufacturing, Inc, ACT Manufacturing US Holdings, LLC,
                  CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Case Number:      01-47641, 01-47642, 01-47643, 01-47644

MONTH OF:         June 1, 2002,  June 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
3.       Bank Accounts
         -------------

------------------------------------------------------------------------------------------------------------------------------------
Bank Name        Account Type  Account Number  Beg. Book      Deposits    Disbursements   Others        Transfers    Ending Book
                                               Balance                                   (Loan Adv.)                   Balance
------------------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase  Operating        777-019353   14,770,655     9,367,016     (5,668,285)                 (2,128,927)    16,340,459
------------------------------------------------------------------------------------------------------------------------------------
Comm. Nat. Bank  MA Payroll           278084    3,310,404                   (1,650,641)                  1,710,228      3,369,991
------------------------------------------------------------------------------------------------------------------------------------
                 MA Payroll           277827        4,157                      (15,735)                     10,735           (842)
------------------------------------------------------------------------------------------------------------------------------------
N/A              MA Petty                N/A        2,015                                                                    2015
                 Cash
------------------------------------------------------------------------------------------------------------------------------------
Trustmark        MS Payroll       8400000043    1,197,100                     (120,356)                                 1,076,744
Savings Bank
------------------------------------------------------------------------------------------------------------------------------------
                 MS Petty         8400170941        1,208                                                                   1,208
                 Cash
------------------------------------------------------------------------------------------------------------------------------------
Bank of America  MS Medical      87656-60545      572,219                     (578,500)                    310,160        303,879
------------------------------------------------------------------------------------------------------------------------------------
                 Atl.            32566-83139       22,372                                                  (17,000)         5,372
                 Operating
------------------------------------------------------------------------------------------------------------------------------------
                 Atl.            32998-05863      (19,372)                     (97,804)                    114,804         (2,372)
                 Payroll
------------------------------------------------------------------------------------------------------------------------------------
N/A              Atl. Petty              N/A        2,000                       (1,100)                                       900
                 Cash
------------------------------------------------------------------------------------------------------------------------------------
                 CA Payroll      10981-03623      286,742                                                   (2,100)       284,642
------------------------------------------------------------------------------------------------------------------------------------
                 CA Operating    87650-60543       76,635                                                                  76,635
------------------------------------------------------------------------------------------------------------------------------------
N/A              CA Petty                N/A          623                       (2,553)                      2,100            170
                 Cash
------------------------------------------------------------------------------------------------------------------------------------
CitiBank         ACT                30427603      310,938                                                                 310,938
                 Securities
                 Corp.
------------------------------------------------------------------------------------------------------------------------------------
Taipei Bank      MS Taiwan     600170003419*      165,000                      (85,831)                                    79,169
                 Branch
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          20,702,695     9,367,016     (8,220,805)        ------      ------      21,848,907
------------------------------------------------------------------------------------------------------------------------------------

*Taiwan Legal Entity determined a branch of CMC Industries, Inc.

Disbursements April 1, 2002 through June 30, 2002 were $25,947,638 ACT Manufacturing, Inc, $0 ACT Manufacturing Holdings, LLC, $3,987,509 CMC Industries, Inc., $0 ACT Manufacturing Securities Corp.

4. Post-Petition Payments: List any post-petition payments to professionals and payments on Pre-petition debts in the schedule below (attach separate sheet if necessary).


         Payments To/On                             Amount               Date                 Check #
         --------------                             ------               ----                 -------
         Professionals (attorneys,
          Accountants, etc.):

         Morgan Lewis & Bockus                      $109,198.41          01/28/2002           Wire Transfer
                                                    $227,285.00          03/08/2002           Wire Transfer
                                                    $111,706.26          04/16/2002           Wire Transfer
                                                    $ 91,971.14          05/24/2002           Wire Transfer

         Mintz Levin                                $421,585.42          02/26/2002           Wire Transfer
                                                    $245,759.96          03/26/2002           Wire Transfer
                                                    $311,333.18          04/24/2002           Wire Transfer
                                                    $182,762.00          05/29/2002           Wire Transfer
                                                    $193,389.99          06/27/2002           Wire Transfer

         Zolfo Cooper                               $441,959.95          03/07/2002           Wire Transfer
                                                    $308,783.78          03/26/2002           Wire Transfer
                                                    $383,882.45          04/24/2002           Wire Transfer
                                                    $311,521.94          05/29/2002           Wire Transfer
                                                    $290,099.69          06/27/2002           Wire Transfer

         Choate Hall                                $153,522.12          0308/2002            Wire Transfer
                                                    $ 76,774.11          03/26/2002           Wire Transfer
                                                    $120,624.48          05/30/2002           Wire Transfer
                                                    $127,289.84          06/27/2002           Wire Transfer

         PWC                                        $126,478.16          03/18/2002           Check #126015
                                                    $ 71,850.00          04/25/2002           Check #126894
                                                    $    491.30          05/08/2002           Check #127192
                                                    $ 43,497.11          05/29/2002           Wire Transfer
                                                    $ 49,334.34          06/27/2002           Wire Transfer

         Policano & Manzo                           $259,328.33          03/12/2002           Wire Transfer
                                                    $124,891.83          03/27/2002           Wire Transfer
                                                    $144,034.74          05/24/2002           Wire Transfer

         Bowditch & Dewey                           $ 55,323.73          03/08/2002           Wire Transfer
                                                    $ 21,816.51          05/24/2002           Wire Transfer

         Testa Hurwitz                              $ 75,000.00          03/12/2002           Check #125697
                                                    $ 32,105.36          04/11/2002           Check #126528
                                                    $ 68,522.38          04/25/2002           Check #126899
                                                    $133,677.75          05/30/2002           Check #127770
                                                    $152,450.85          06/28/2002           Wire Transfer

         Lazard Freres                              $328,285.34          03/26/2002           Wire Transfer
                                                    $357,947.62          04/24/2002           Wire Transfer
                                                    $181,011.36          05/29/2002           Wire Transfer
                                                    $182,390.40          06/27/2002           Wire Transfer

         Deloitte & Touche                          $ 17,500.00          05/06/2002           Check #127115

         Payments To/On                         Amount                Date                Check #
         --------------                         ------                ----                -------
         Professionals (attorneys,
          Accountants, etc.):

         GML Associates                         $   5,600.00          02/14/2002          Check #124869
                                                $  23,200.00          02/28/2002          Check #125354
                                                $   1,000.00          03/21/2002          Check #125993
                                                $  34,750.00          04/26/2002          Check #126909
                                                $   8,000.00          05/03/2002          Check #127078
                                                $   1,500.00          05/23/2002          Check #127656


         Pre-Petition Debts:
         The Morgan Lewis & Bockus payment above of $109,198.41 represents payments for Pre and Post Petition. The invoice did not break out the amounts for Pre and Post petition billings.

 ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,                              Form OPR-1
 CMC Industries, Inc. and ACT Manufacturing Securities Corp.
 Balance Sheet
 Case Number: 01-47641, 01-47642, 01-47643, 01-47644
 June 30, 2002
     (000's)                                                                                                         C/F
                                               12/20/01  01/31/02  02/28/02  03/31/02 04/30/02  05/31/02  06/30/02 06/30/02
                                               -------- --------- --------- --------- -------- --------- --------- --------
     ASSETS

     CURRENT ASSETS:

        Cash                                      4,357     5,981     5,598     6,084    8,607    20,703    21,849   1,146
        Other negotiable instruments                  -         -         -         -        -         -         -       -
        Accounts receivable, net (OPR-3)         53,351    52,570    51,860    58,881   39,005    29,790    29,538    (252)
        Less: Allowance for doubtful accounts   (29,507)  (29,874)  (25,155)  (22,311) (12,135)  (12,896)  (12,891)      5     M247
        Inventory, at cost                       66,783    67,058    63,621    55,219   48,010    46,975    45,123  (1,852)   1,852
        Prepaid expenses and deposits             3,546     7,025    11,073     8,060    3,606     4,652     3,722    (930)
        Investments                                   -                                                                  -
        Other (Def'd taxes and tax receivable)    7,200     7,181     7,181     7,181    7,181         -         -       -      930
                                               ------------------------------------------------------------------------------------
     TOTAL CURRENT ASSETS                       105,731   109,941   114,178   113,113   94,275    89,224    87,341  (1,883)
                                                                                                                         -
     PROPERTY, PLANT AND EQUIPMENT, AT COST      42,995    42,995    37,994    32,724   27,883    27,806    27,796     (10)
     Less: Accumulated depreciation             (28,502)  (28,943)  (25,143)  (22,391) (19,054)  (19,221)  (19,434)   (213)
                                               ------------------------------------------------------------------------------------
     NET PROPERTY, PLANT AND EQUIPMENT           14,493    14,052    12,851    10,333    8,829     8,585     8,362    (223)     223
                                                                                                                         -
     OTHER ASSETS                                                                                                        -
        Notes receivable affiliate                  602       302         -         -        -         -         -       -
        Investment in subsidiaries              140,497   140,497   140,497   140,497  140,497   140,497   140,497       -
        Intercompany receivable                  68,483    68,002    66,942    66,707   66,886    66,222    67,917   1,695
        Goodwill                                  5,016     4,994     5,008     5,008    5,008     5,008     5,008       -
        Other assets                              1,516     1,957     1,956     2,006    2,008     2,008     2,008       -
                                               ------------------------------------------------------------------------------------
     TOTAL OTHER ASSETS                         216,115   215,752   214,403   214,218  214,399   213,735   215,430   1,695   (1,695)
                                                                                                                         -
     TOTAL ASSETS                               336,338   339,745   341,433   337,664  317,502   311,544   311,133    (411)

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,          Form OPR-2
CMC Industries, Inc. and
ACT Manufacturing Securities Corp.
Balance Sheet
Case Number: 01-47641, 01-47642, 01-47643, 01-47644
June 30, 2002

             (000's)                            12/20/01  01/31/02  02/28/02  03/31/02  04/30/02 05/31/02  06/30/02
                                              ---------- --------- --------- --------- --------- --------  --------
     LIABILITIES AND STOCKHOLDER'S EQUITY

     POST PETITION LIABILITIES (OPR-4)
       Priority debt                                   -     4,221     7,221     9,531     1,356      309       329      20       -
       Unsecured debt                                  -     3,251     6,644     3,431     2,452    2,045     4,585   2,540       -
                                              ---------- --------- --------- --------- --------- --------  -------- -------  ------
     TOTAL POST PETITION LIABILITIES                   -     7,472    13,865    12,962     3,808    2,354     4,914   2,560       -

     TOTAL PRE PETITION LIABILITIES (A)          366,255   365,254   364,937   364,882   358,633  357,378   357,378       -       -
                                              ---------- --------- --------- --------- --------- --------  -------- -------  ------

     TOTAL LIABILITIES                           366,255   372,725   378,802   377,844   362,441  359,732   362,292   2,560   2,560

     STOCKHOLDER'S EQUITY (DEFICIT)
       Preferred Stock                                 -         -         -         -         -        -         -       -       -
       Common stock                                  171       171       171       171       171      171       171       -       -
       Paid-in capital                           168,574   169,980   169,980   169,980   169,980  169,980   169,980       -       -
       Retained earnings:
           Through filing date                  (198,662) (198,662) (198,662) (198,662) (198,662)(198,662) (198,662)      -       -
            Post filing date                                (4,469)   (8,858)  (11,669)  (16,428) (19,677)  (22,648) (2,971)      -
                                              ---------- --------- --------- --------- --------- --------  -------- -------  ------
     Retained earnings                          (198,662) (203,131) (207,520) (210,331) (215,090)(218,339) (221,310) (2,971) (2,971)

     TOTAL SHAREHOLDERS' EQUITY                  (29,917)  (32,980)  (37,369)  (40,180)  (44,939) (48,187)  (51,158) (2,971)      -
                                              ---------- --------- --------- --------- --------- --------  -------- -------  ------
     TOTAL LIABILITIES AND SHAREHOLDERS'
       EQUITY                                     336,338   339,745   341,433   337,664   317,502  311,544   311,133    (411) 1,146

                  variance                             0         0         0         0         0       (1)       (1)

     (A) Included in pre-petition liabilities are cost incurred as of 5/31/02 for "Accrued Compensation and Related Taxes" of $2,938,000.

ACT Manufacturing, Inc. and Subsidiaries                              Form OPR-3
Summary of Accounts Receivable
Case Number: 01-47641, 01-47642, 01-47643, 01-47644
June 30, 2002
         (000's)

            Date           Accounts                            Total      0-30     31-60     61-90 Over 90 days    Per B/S Variance
    ---------------------- -------------------------------- --------  --------   -------   ------- ------------   -------- --------
   1)  December 20, 2001   Accounts Receivable                53,351    22,975     9,981    5,144        15,250     53,351       (0)
                           Allowance for Doubtful Accounts   (29,507)   (3,000)   (6,599)  (4,930)      (14,978)   (29,507)       -
                                                            --------  --------   -------   ------- ------------   -------- --------
                                          Net A/R             23,844    19,975     3,382      214           272     23,844       (0)

   2)  January 31, 2002    Accounts Receivable                52,570    25,375     6,727    3,983        16,485     52,570       (0)
                           Allowance for Doubtful Accounts   (29,874)   (7,999)   (3,078)  (3,295)      (15,502)   (29,874)      (0)
                                                            --------  --------   -------   ------- ------------   -------- --------
                                          Net A/R             22,696    17,376     3,649      688           983     22,696       (0)

   3)  February 28, 2002   Accounts Receivable                51,860    27,027     8,655    4,906        11,272     51,860        0
                           Allowance for Doubtful Accounts   (25,155)   (6,274)   (3,782)  (4,437)      (10,662)   (25,155)       -
                                                            --------  --------   -------   ------- ------------   -------- --------
                                          Net A/R             26,705    20,753     4,873      469           610     26,705        0

   4)  March 31, 2002      Accounts Receivable                58,881    29,051     8,114    5,069        16,647     58,881       (0)
                           Allowance for Doubtful Accounts   (22,311)   (1,351)   (1,766)  (3,011)      (16,183)   (22,311)       -
                                                            --------  --------   -------   ------- ------------   -------- --------
                                          Net A/R             36,570    27,700     6,348    2,058           464     36,570       (0)

   5)  April 30, 2002      Accounts Receivable                39,005    18,788     9,848    1,830         8,539     39,005        -
                           Allowance for Doubtful Accounts   (12,135)        -    (3,146)    (850)       (8,139)   (12,135)       -
                                                            --------  --------   -------   ------- ------------   -------- --------
                                          Net A/R             26,870    18,788     6,702      980           400     26,870        -

   6)  May 31, 2002        Accounts Receivable                29,790    13,424     5,742    2,033         8,591     29,790        -
                           Allowance for Doubtful Accounts   (12,896)        -    (2,789)  (1,594)       (8,513)   (12,896)       -
                                                            --------  --------   -------   ------- ------------   -------- --------
                                          Net A/R             16,894    13,424     2,953      439            78     16,894        -

   7)  June 30, 2002       Accounts Receivable                29,538     9,473     5,922    3,652        10,491          -   29,538
                           Allowance for Doubtful Accounts   (12,891)        -    (2,386)  (2,022)       (8,483)         -  (12,891)
                                                            --------  --------   -------   ------- ------------   -------- --------
                                          Net A/R             16,647     9,473     3,536    1,630         2,008          -   16,647

ACT Manufacturing, Inc. and Subsidiaries                              Form OPR-4
Schedule of Post Petition Liabilities
June 30, 2002
       (000's)

                                              Date           Due         Total
    Post Petition Liabilities               Incurred         Date          Due        0-30       31-60      61-90     Over 90 days
    -----------------------------------  --------------  ------------  ---------  ------------ --------- ----------- --------------
    Taxes Payable:
         Federal Income Taxes               30-Jun-02     30-Jul-02        114         114         -          -                -
         FICA - Employer's Share            30-Jun-02     30-Jul-02         32          32         -          -                -
         Unemployment Tax                   30-Jun-02     30-Jul-02          -           -         -          -                -
         State Income Tax                   30-Jun-02     30-Jul-02          2           2         -          -                -
         State Sales and Use Tax            30-Jun-02     30-Jul-02          -           -         -          -                -
         State Tax, other                   30-Jun-02     30-Jul-02         20          20         -          -                -
         Personal Property Tax              30-Jun-02     30-Jul-02        161         161         -          -                -
                                                                       -------------------------------------------------------------
         Total Taxes Payable                                               329         329         -          -                -
                                                                                                                               -
   Postpetition Secured Debt                30-Jun-02     30-Jul-02          -           -         -          -                -
   Postpetition Unsecured Debt              30-Jun-02     30-Jul-02          -           -         -          -                -
   Accrued Interest Payable                 30-Jun-02     30-Jul-02          -           -         -          -                -
                                                          30-Jul-02
    Trade Accounts Payable and Other:
    Aable Cleaning Service                  30-Jun-02     30-Jul-02          9           4         5
    Accom Inc                               30-Jun-02     30-Jul-02          6           6
    Accu-Dyne                               30-Jun-02     30-Jul-02         15           8         7
    Accurate Molded Plastics, Inc           30-Jun-02     30-Jul-02          1           -         1
    Advanced MP Technology                  30-Jun-02     30-Jul-02          5           5
    Agilent Financial Services              30-Jun-02     30-Jul-02         22                                                22
    AHM Technologies, Inc.                  30-Jun-02     30-Jul-02        (18)        (20)        2
    Alcorn County Electric                  30-Jun-02     30-Jul-02         48                    48
    Al Lafoon                               30-Jun-02     30-Jul-02          1           1
    All American                            30-Jun-02     30-Jul-02         42                    22                          20
    Amitron Corp.                           30-Jun-02     30-Jul-02          4           2                                     2
    APC                                     30-Jun-02     30-Jul-02          6           4         2
    Arrow Electronics                       30-Jun-02     30-Jul-02         35                     2         28                5
    Atlantic Coastal Electronics            30-Jun-02     30-Jul-02          1                     1
    Automated Data Processing               30-Jun-02     30-Jul-02          1                                                 1
    Automation Group, Inc                   30-Jun-02     30-Jul-02          4           4
    Avnet Electronics                       30-Jun-02     30-Jul-02         41          30        14                          (3)
    Braztek International                   30-Jun-02     30-Jul-02          3           -         -          3
    C & M Corp                              30-Jun-02     30-Jul-02          1           1
    Capital Electronics                     30-Jun-02     30-Jul-02          2                                                 2

    Post Petition Liabilities                   Per B/S      Variance     Over 120 days
    -----------------------------------      ------------- ------------ -----------------
    Taxes Payable:
         Federal Income Taxes
         FICA - Employer's Share
         Unemployment Tax
         State Income Tax
         State Sales and Use Tax
         State Tax, other
         Personal Property Tax
                                             --------------------------------------------
         Total Taxes Payable                        -             -

   Postpetition Secured Debt
   Postpetition Unsecured Debt
   Accrued Interest Payable

    Trade Accounts Payable and Other:
    Aable Cleaning Service                       site
    Accom Inc                                    site
    Accu-Dyne                                    site
    Accurate Molded Plastics, Inc                site
    Advanced MP Technology                       site
    Agilent Financial Services                   site
    AHM Technologies, Inc.                       site
    Alcorn County Electric                       site
    Al Lafoon                                    site
    All American                                 site
    Amitron Corp.                                site
    APC                                          site
    Arrow Electronics                            site
    Atlantic Coastal Electronics                 site
    Automated Data Processing                    site
    Automation Group, Inc                        site
    Avnet Electronics                            site
    Braztek International                        site
    C & M Corp                                   site
    Capital Electronics                          site

      Century Fasteners                    30-Jun-02    30-Jul-02         1         1                                           site
      Circuitronix                         30-Jun-02    30-Jul-02        29        12         -        1            16          site
      Classic Components                   30-Jun-02    30-Jul-02         5         -         -        -             5          site
      Coilcraft Inc                        30-Jun-02    30-Jul-02         1         1         -        -                        site
      Compass Electronics                  30-Jun-02    30-Jul-02         1         1                                           site
      Conroy Logistics                     30-Jun-02    30-Jul-02         1         1                                           site
      Elan Vital                           30-Jun-02    30-Jul-02         5         5                                           site
      Electronic Manufacturing             30-Jun-02    30-Jul-02        12         4         8                                 site
      Electro Wise, Inc.                   30-Jun-02    30-Jul-02         3         3                                           site
      Emerging Technology                  30-Jun-02    30-Jul-02         4         4                                           site
      Everett Charles Technologies         30-Jun-02    30-Jul-02         8         8                                           site
      Fine Line Stencil                    30-Jun-02    30-Jul-02         1         -                                1          site
      Future Electronics                   30-Jun-02    30-Jul-02        78        17         4       52             5          site
      Global Solutions                     30-Jun-02    30-Jul-02        22        22                                           site
      Hi-Tech Fasteners                    30-Jun-02    30-Jul-02         2                                          2          site
      Hittiite Microwave Corporation       30-Jun-02    30-Jul-02        14        14                                           site
      IBF Group                            30-Jun-02    30-Jul-02         1                            1                        site
      IC Electronics                       30-Jun-02    30-Jul-02         5                   5                                 site
      Intemec Technologies Corp            30-Jun-02    30-Jul-02         1                                          1          site
      International Crystal Mgmt Co.       30-Jun-02    30-Jul-02         1                   1                                 site
      Integrated Ideas & Technology        30-Jun-02    30-Jul-02         1         1                                           site
      JST Corp                             30-Jun-02    30-Jul-02         1                                          1          site
      Kirby Container                      30-Jun-02    30-Jul-02         1         1                                           site
      KOA Speer Electronics                30-Jun-02    30-Jul-02         1         1                                           site
      Laird Technologies                   30-Jun-02    30-Jul-02         2         2                                           site
      Lewis Supply Co Inc                  30-Jun-02    30-Jul-02         1         1                                           site
      McCoy's Heating & Air Cond Inc.      30-Jun-02    30-Jul-02        10        10                                           site
      Mini Circuits                        30-Jun-02    30-Jul-02         1         1                                           site
      Newark Electronics                   30-Jun-02    30-Jul-02         3         3                                           site
      Newcomb Spring of Texas              30-Jun-02    30-Jul-02         1                                          1          site
      Nexgen Digital, Inc                  30-Jun-02    30-Jul-02        (1)                 (1)                                site
      New York Dram Exchange               30-Jun-02    30-Jul-02        (1)        3        (4)                                site
      Nuera Communications                 30-Jun-02    30-Jul-02         2         1                  1                        site
      Oriental Printed Circuits            30-Jun-02    30-Jul-02         3                                          3          site
      PCM Products                         30-Jun-02    30-Jul-02         3         3                                           site
      PD Circuits                          30-Jun-02    30-Jul-02        22        17                  5                        site
      Pioneer Standard Electronics         30-Jun-02    30-Jul-02         1                                          1          site
      Pioneer / Technologies Group         30-Jun-02    30-Jul-02        22        12         7        -             3          site
      Rand Whitney Container, LLC          30-Jun-02    30-Jul-02         5         5                                           site
      Ranger Label                         30-Jun-02    30-Jul-02         2         2                                           site
      Real & Personal Property Tax         30-Jun-02    30-Jul-02         2                   2                                 site
      Rexcan Circuits                      30-Jun-02    30-Jul-02         7                   1                      6          site
      Reynolds Air Express                 30-Jun-02    30-Jul-02         2                                          2          site
      Samtec inc                           30-Jun-02    30-Jul-02         1                                          1          site

       Saundra Conklan                              30-Jun-02          30-Jul-02              1                                 1
       Seatech International                        30-Jun-02          30-Jul-02              1                        1
       SEI Electronics                              30-Jun-02          30-Jul-02              3             1          2
       Smith Home Center                            30-Jun-02          30-Jul-02              2             2
       Stetco, Inc.                                 30-Jun-02          30-Jul-02              2             2
       Terry Coggins                                30-Jun-02          30-Jul-02              1             1
       Titan Components                             30-Jun-02          30-Jul-02              7             5
       TMS                                          30-Jun-02          30-Jul-02              1
       Tri-Sate Elec of Corinth Inc                 30-Jun-02          30-Jul-02              1             1
       Trustmart National Bank                      30-Jun-02          30-Jul-02              7
       TTI                                          30-Jun-02          30-Jul-02              2             2
       Tyco Electronics                             30-Jun-02          30-Jul-02              3             1          2
       Tyco Printed Circuits                        30-Jun-02          30-Jul-02              9
       United States Crystal Corp                   30-Jun-02          30-Jul-02              1
       Viasat/Comsat                                30-Jun-02          30-Jul-02             28             4          5        8
       Wintron                                      30-Jun-02          30-Jul-02              4             1          3

       Xpedx                                        30-Jun-02          30-Jul-02              1             1
       Equipment lease potential accrual            30-Jun-02          30-Jul-02          1,241           648        593
       KERP Accrual                                 30-Jun-02          30-Jul-02          1,525         1,208        317
       Mintz Levin                                  30-Jun-02          30-Jul-02              -             -          -        -
       Testa, Hurwitz                               30-Jun-02          30-Jul-02            232           232          -        -
       Lazard                                       30-Jun-02          30-Jul-02            189           189          -        -
       Zolfo Cooper                                 30-Jun-02          30-Jul-02              -             -          -        -
       GML Associates                               30-Jun-02          30-Jul-02              7             7          -        -
       Policano & Manzo                             30-Jun-02          30-Jul-02            299           154        145        -
       Morgan Lewis                                 30-Jun-02          30-Jul-02            225           133         92        -
       Bowditch & Dewey                             30-Jun-02          30-Jul-02             35            25         10        -
       Choate, Hall & Stewart                       30-Jun-02          30-Jul-02            194           194          -        -
       PwC                                          30-Jun-02          30-Jul-02             63            63          -        -
                 other                                                                        -
                                               -------------------------------------------------------------------------------------
           TOTAL ACCOUNTS PAYABLE AND OTHER                                               4,585         3,065      1,292      100

       TOTAL POST PETITION LIABILITIES                                                    4,914         3,394      1,292      100

       Saundra Conklan                                     site
       Seatech International                               site
       SEI Electronics                                     site
       Smith Home Center                                   site
       Stetco, Inc.                                        site
       Terry Coggins                                       site
       Titan Components                            2       site
       TMS                                         1       site
       Tri-Sate Elec of Corinth Inc                        site
       Trustmart National Bank                     7       site
       TTI                                                 site
       Tyco Electronics                                    site
       Tyco Printed Circuits                       9       site
       United States Crystal Corp                  1       site
       Viasat/Comsat                              11       site
       Wintron                                             site

       Xpedx                                               site
       Equipment lease potential accrual           -       Alex                     -
       KERP Accrual
       Mintz Levin                                 -       Alex
       Testa, Hurwitz                              -       Alex
       Lazard                                      -       Alex
       Zolfo Cooper                                -       Alex
       GML Associates                              -       Alex
       Policano & Manzo                            -       Alex
       Morgan Lewis                                -       Alex
       Bowditch & Dewey                            -       Alex
       Choate, Hall & Stewart                      -       Alex
       PwC                                         -       Alex
                 other
                                               ---------------------------------------------
           TOTAL ACCOUNTS PAYABLE AND OTHER      128      3,514       (1,071)

       TOTAL POST PETITION LIABILITIES           128

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,                             Form OPR-5
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Income Statement
Case Number: 01-47641, 01-47642, 01-47643, 01-47644
June 30, 2002
      (000's)                                         12/21/01-
                                                       01/31/02    02/28/02    03/31/02   04/30/02  05/31/02   06/30/02
                                                      ------------------------------------------------------------------------------

  NET REVENUE                                           13,359      13,471      21,314     13,530     7,344      5,486       74,504
                                                                                                                                  -
  COST OF GOODS SOLD:                                                                                                           -
    Materials                                            9,509       9,852      15,670     11,101     4,989      3,996       55,117
    Labor - Direct                                       1,011       1,028       1,067        515       628        551        4,800
    Manufacturing Overhead                               2,819       2,009       3,530      1,941     1,799      2,053       14,152
                                                      -----------------------------------------------------------------   ----------
      TOTAL COSTS OF GOODS SOLD                         13,339      12,890      20,268     13,557     7,415      6,600       74,068

    GROSS PROFIT                                            21         581       1,046        (27)      (71)    (1,114)         436

  Selling and Marketing                                    256         179         177        146       145        150        1,053
  General and Adminstrative                              1,081         929         971        740       748        665        5,133
  Other -
                                                      -----------------------------------------------------------------   ----------
      TOTAL OPERATING EXPENSES                           1,337       1,108       1,147        886       894        815        6,186

  INCOME BEFORE INTEREST, DEPRECIATION, TAXES
    OR EXTRAORDINARY EXPENSES                           (1,316)       (528)       (101)      (913)     (964)    (1,929)      (5,751)

  INTEREST EXPENSE (INCOME)                                473        (855)       (256)      (226)     (206)      (226)      (1,296)
  DEPRECIATION                                             441         356         286        222       216        213        1,734
  EXTRAORDINARY EXPENSE - Professional fees              1,946       1,520       1,508      1,250     1,225      1,626        9,075
  EXTRAORDINARY EXPENSE - Equipment lease settlement         -       1,596      (1,553)         -         -          -           43
  EXTRAORDINARY EXPENSE - Other                            292       1,244       2,725      2,600     1,050      3,243       11,154
  INCOME TAX EXPENSE (BENEFIT)                                                                                  (3,815)      (3,815)
                                                      -----------------------------------------------------------------   ----------

  NET LOSS                                              (4,469)     (4,389)     (2,811)    (4,759)   (3,329)    (2,970)     (22,646)



 1)    R/E - beginning                                (198,662)   (203,131)   (207,520)  (210,331) (215,090)  (218,339)
       Earnings                                         (4,469)     (4,389)     (2,811)    (4,759)   (3,249)    (2,970)
       Other reserve                                         -           -           -          -         -          -
                                                      ----------------------------------------------------------------

       R/E - ending                                   (203,130)   (207,520)   (210,331)  (215,090) (218,339)  (221,308)
       Per B/S                                        (203,131)   (207,520)   (210,331)  (215,090) (218,339)  (221,310)
                                                      ----------------------------------------------------------------
            Variance                                         1          (0)         (0)         0        (1)         1


 2)    Deprec expense

            MA_Cable / Corp                                105          94          25         25        10         10
            MA_PCB                                         159         102          79         67        78         78
            GA                                              36          36          36         36        35         34
            MS                                              75          75          80         60        60         60
            CA                                              67          50          66         33        33         31
                                                      ----------------------------------------------------------------
                                           Total           441         356         286        222       216        213



       Margin off                                         (427)
       SGA                                                 732
       Other - Professional fees (special PCB)            (279)
       Interest                                              0
       Other - Professional fees (special PCB)             (14)
                                                      --------
                                       12

       Extraordinary - other:
       PPE write down                                                  845
       MS commissions                                                  880
       MA - Marlboro rent, facilities and other                       (883)
       Other                                                             -
                                                                         -
                                                                       842

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,                                    Form OPR-6
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Statement of Sources and Uses of Cash
Case Number: 01-47641, 01-47642, 01-47643, 01-47644
June 30, 2002
          (000's)                                                     12/21/01-
                                                                       01/31/02  02/28/02  03/31/02  04/30/02  05/31/02  06/30/02
                                                                      ---------  --------  --------  --------  --------  --------

          SOURCES OF CASH
                    Income (loss) from operations                        (4,469)   (4,389)   (2,811)   (4,759)   (3,248)   (2,971)
                    Add: Depreciation, amortization & other non-cash        441     1,201     2,518     1,504       244       223
                                                                      -----------------------------------------------------------

          CASH GENERATED FROM OPERATIONS                                 (4,028)   (3,188)     (293)   (3,255)   (3,004)   (2,748)

               Add:  Decrease in assets:
                    Accounts receivable                                   1,148                         9,699     9,976       247
                    Inventory                                                       3,436     8,403     7,209     1,035     1,852
                    Prepaid expenses and deposits                                             3,013     4,454     6,135       930
                    Plant, property and equipment
                    Other                                                 1,768     1,349       186                 663    (1,696)
               Increase in liabilities:
                    Pre-petition liabilities
                    Post-petition liabilities                             7,472     6,394
                                                                      -----------------------------------------------------------
               TOTAL SOURCES OF CASH (A)                                  6,359     7,991    11,309    18,107    14,805    (1,415)

          USES OF CASH
               Increase in assets:
                    Accounts receivable                                            (4,009)   (9,864)
                    Inventory                                              (275)
                    Prepaid expenses and deposits                        (3,460)   (4,048)
                    Plant, property and equipment
                    Other                                                                                (181)

               Decrease in liabilities:
                    Pre-petition liabilities                             (1,001)     (317)      (55)   (6,249)   (1,255)        -
                    Post-petition liabilities                                                  (903)   (9,154)   (1,454)    2,560
                                                                      -----------------------------------------------------------
               TOTAL USES OF CASH (B)                                    (4,736)   (8,374)  (10,822)  (15,583)   (2,709)    2,560

          NET SOURCE (USE) OF CASH (A-B=NET)                              1,623      (383)      487     2,524    12,096     1,145

          CASH - BEGINNING BALANCE (See OPR-1)                            4,357     5,981     5,598     6,084     8,607    20,703
                                                                      ---------  --------  --------  --------  --------  --------
          CASH - ENDING BALANCE (See OPR-1)                               5,980     5,598     6,084     8,607    20,703    21,848

          Cash - beginning                                                4,357     5,981     5,598     6,084     8,607    20,703
          Net source (use)                                                1,623      (383)      487     2,524    12,096     1,145
                                                                      ---------  --------  --------  --------  --------  --------

          Cash - ending                                                   5,980     5,598     6,084     8,607    20,703    21,848
          Cash - per b/S                                                  5,981     5,598     6,084     8,607    20,703    21,849
                                                                      ---------  --------  --------  --------  --------  --------

          Variance                                                           (1)        1         1         0         0        (1)